Exhibit 10.32

FIFTH AMENDMENT TO 8% SECURED PROMISSORY NOTE

This FIFTH AMENDMENT TO 8% SECURED PROMISSORY NOTE (this “Agreement”) is entered into effective as of March 31, 2024 (the “Amendment Effective Date”), among NEXT BRIDGE HYDROCARBONS, INC. (f/k/a OILCO HOLDINGS, INC.), a Nevada corporation (the “Borrower”), each of the Grantors (defined below), and GREGORY MCCABE, individually (as successor by assignment to Meta Materials Inc., a Nevada corporation (“Meta”)) (the “Lender”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement shall have the meanings specified in the Secured Note (as defined below).

RECITALS

WHEREAS, the Borrower issued that certain 8% Secured Promissory Note, dated October 1, 2021, to Lender (as amended by that certain First Amendment Agreement, dated as of September 2, 2022, that certain Second Amendment to 8% Secured Promissory Note, dated March 31, 2023, that certain Third Amendment to 8% Secured Promissory Note, dated October 1, 2023, that certain Fourth Amendment to 8% Secured Promissory Note, dated December 31, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Secured Note”);

WHEREAS, the obligations under the Secured Note are secured by that certain (a) Stock Pledge Agreement dated as of September 30, 2021 (as amended from time to time, the “Pledge Agreement”), made by Gregory McCabe (the “Pledgor”) in favor of the Lender, and (b) Deed of Trust, Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production, dated as of September 30, 2021 (as amended from time to time, the “Security Agreement”, and together with the Secured Note and the Pledge Agreement, the “Secured Note Documents”) made by Wolfbone Investments, LLC, a Texas limited liability company (“Wolfbone” and, together with the Pledgor, the “Grantors”; the Grantors together with the Borrower, the “Obligors”), to Travis Vargo, as trustee, for the benefit of the Lender;

WHEREAS, pursuant to that certain Loan Sale Agreement, dated August 7, 2023, Meta assigned its rights, title, interests and obligations in and to the Secured Note and the Secured Note Documents and related agreements and instruments to the Lender; and

WHEREAS, the Borrower has requested that the Lender extend the Maturity Date, and the Lender is willing to extend the Maturity Date, in each case, upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, other Obligors and Lender hereby agree as follows:

SECTION 1. Amendment to the Secured Note. Subject to the satisfaction of each condition precedent set forth in Section 2, and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, the Secured Note shall be amended effective as of the Amendment Effective Date as follows:

1.1       Section 3 of the Secured Note is hereby amended and restated as follows:

3. Schedule for Payment of Principal and Interest. The principal balance of the Drawdowns outstanding hereunder and all accrued and unpaid interest thereon and all other amounts accrued under this Note shall be due and payable in full, in United States Dollars, on the Maturity Date (hereinafter, as defined below). The “Maturity Date” means June 30, 2024. All interest on the principal balance of the Drawdowns outstanding hereunder shall be payable at the rate of 8% per annum, and shall be due and payable to the Holder on the Maturity Date and on any other date on which principal of this Note is repaid or prepaid. Interest shall be computed on the basis of a 360-day year.

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SECTION 2. Conditions Precedent. The amendments contained in Section 1 shall only be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1       Execution and Delivery. The Borrower, the Grantors and Lender shall have duly executed and delivered this Agreement.

2.2       No Event of Default. After giving effect to this Agreement, no Event of Default shall exist under the Secured Note.

2.3       Representations and Warranties. After giving effect to this Agreement, the representations and warranties of each Obligor contained in this Agreement and the other Secured Note Documents (as amended hereby) shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) as of such specified earlier date.

SECTION 3. Representations and Warranties of the Obligors. To induce the Lender to enter into this Agreement, each Obligor hereby represents and warrants to the Lender as follows: Reaffirmation of Representations and Warranties under the Secured Note Documents. After giving effect to this Agreement, each representation and warranty of such Obligor contained in the Secured Note and in each of the other Secured Note Documents to which such Obligor is party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

3.2       Corporate Authority; No Conflicts. The execution, delivery and performance by such Obligor (to the extent a party hereto or thereto) of this Agreement, the Secured Note Documents as amended hereby, and all documents, instruments and agreements contemplated herein (a) are within such Obligor’s powers, (b) have been duly authorized by all necessary action, (c) require no action by or in respect of, or filing with, any Governmental Authority, (d) do not violate any applicable laws or regulations relating to such Obligor, in any material respect, (e) do not violate or constitute a default under any indenture, agreement for borrowed money or similar instrument or any other material agreement binding upon such Obligor or any of its Subsidiaries, or (f) do not result in the creation or imposition of any Lien upon any of the assets of such Obligor except for Liens in favor of the Lender under the Secured Note Documents.

3.3       Enforceability. This Agreement and each Secured Note Document (as amended hereby) to which such Obligor is party constitute the valid and binding obligations of such Obligor, enforceable in accordance with their respective terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4. Miscellaneous.

4.1       Reaffirmation of the Secured Note and Liens. Any and all of the terms and provisions of the Secured Note and the other Secured Note Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Obligor. Each Obligor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Obligor under the Secured Note Documents or the liens securing the payment and performance thereof. Each Grantor reaffirms all Liens on the collateral which have been granted by such Grantor in favor of the Lender pursuant to any of the Secured Note Documents.

4.2       Parties in Interest. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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4.3       Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Secured Note Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

4.4       No Modification. Except as expressly modified by this Agreement and each Secured Note Document is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender or any of the other parties hereto, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreement contained in the Secured Note Documents which are not by the terms of this Amendment being amended, or alter, modify or amend or in any way affect any of the other Secured Note Documents.

4.5       Secured Note Documents. This Agreement shall be deemed to be a Secured Note Document.

4.6       Headings. The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement, nor affect the meaning thereof.

4.7       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8       Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICT-OF-LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEVADA.

4.9       Reference to and Effect on the Secured Note Documents.

4.9.1       This Agreement shall be deemed to constitute a Secured Note Document for all purposes and in all respects. Each reference in the Secured Note to “this Note,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Secured Note or in any other Secured Note Document, or other agreements, documents or other instruments executed and delivered pursuant to the Secured Note, to the “Note”, shall mean and be a reference to the Secured Note as amended and otherwise modified by this Agreement.

4.9.2       The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender under any of the Secured Note Documents, nor constitute a waiver of any provision of any of the Secured Note Documents.

4.10     Release. Each of the Obligors, by signing below, hereby waives and releases the Lender, the Lender’s Affiliates, and the respective directors, officers, employees, agents and advisors of the Lender and Lender’s Affiliates (collectively, the “Released Parties”) from any and all claims, offsets, defenses and counterclaims (collectively, the “Claims”) arising out of the Secured Note Documents prior to the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto. Notwithstanding anything to the contrary contained herein, the foregoing release shall not, as to any Released Party, be available to the extent that liabilities in respect of any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Released Party in connection with any such Claims. As used in this Section 4.10, “Affiliates” means another person or entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Lender. As used in this Section 4.10, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person or entity, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

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4.11     Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.12     Complete Agreement. THIS AGREEMENT, THE SECURED NOTE, AND THE OTHER SECURED NOTE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.13     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SECURED NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers to be effective as of the Amendment Effective Date.

BORROWER:

NEXT BRIDGE HYDROCARBONS, INC.

By:	/s/ Roger Wurtele
Name: Roger Wurtele
Title: Chief Financial Officer

GRANTORS UNDER THE SECURED NOTE DOCUMENTS:

By:	/s/ Gregory McCabe
Name: Gregory McCabe

WOLFBONE INVESTMENTS, LLC

By:	/s/ Gregory McCabe
Name: Gregory McCabe
Title: Chief Executive Officer

LENDER:

GREGORY MCCABE

By:	/s/ Gregory McCabe
Name: Gregory McCabe

[Signature Page to Fifth Amendment 8% Secured Promissory Note]

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